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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 1, 2004


                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
                   ------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

       000-22474                                          87-0418807
       ---------                                          ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)


                  100 Penn Square East, Philadelphia, PA 19107
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                  215-940-4000
                                  ------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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         All references to the "Company" in this Current Report on Form 8-K
("Current Report") refer to American Business Financial Services, Inc., a Delaware corporation, and its subsidiaries, unless the context of the description indicates otherwise.

         Some of the information in this Current Report may contain forward-looking statements. You can identify these statements by words or phrases such as "will likely result, " "may, " "are expected to, " "will continue to," "is anticipated," "estimate," "believes," "projected," "intends to" or other similar words. These forward-looking statements regarding the Company's business and prospects are based upon numerous assumptions about future conditions, which may ultimately prove to be inaccurate. Actual events and results may materially differ from anticipated results described in those statements. Forward-looking statements involve risks and uncertainties described in the Company's reports filed pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including "Business - Risk Factors" in the Company's Annual Report on Form 10-K for the year ended June 30, 2004, which could cause the Company's actual results to differ materially from historical earnings and those presently anticipated. When considering forward-looking statements, you should keep these risk factors in mind as well as the other cautionary statements in this Current Report. You should not place undue reliance on any forward-looking statement.

ITEM 8.01         OTHER EVENTS.

         On December 1, 2004, the Company mailed an offer to exchange to holders of its subordinated debentures issued prior to May 15, 2004, pursuant to which the Company is offering to exchange up to $80 million of subordinated debentures for equal amounts of senior collateralized subordinated notes having interest rates based upon the current interest rate on the subordinated debt tendered; and shares of 10.0% Series A convertible preferred stock. The Company is making the exchange offer to increase its stockholders' equity and to reduce the amount of its outstanding debt.

         The exchange offer is not contingent upon any minimum number of subordinated debt tendered; however, the Company is required to meet certain collateralization requirements with respect to the senior collateralized subordinated notes described in the offer to exchange filed with the Securities and Exchange Commission. It is anticipated that the exchange offer will close on December 31, 2004; however, the Company reserves the right to effect multiple closings commencing on or after December 31, 2004. The consummation of the exchange offer is subject to certain conditions, including, without limitation, consent of one of the Company's lenders and the approval by the Company's stockholders of a proposal to authorize the issuance of the Series A preferred stock and the common stock issuable upon the conversion of the Series A preferred stock as required under the applicable provisions of the NASDAQ Marketplace Rules.

         The Company's Application for Qualification of Indentures under the Trust Indenture Act of 1939 on Form T-3 (the "Form T-3") filed with the Securities and Exchange Commission on December 1, 2004, contains information regarding the exchange offer as well as a description of the numerous current risks related to an investment in the Company's securities. The Offer to Exchange (attached as Exhibit T3E-1 to the Form T-3) is attached hereto as
Exhibit 99.1 and incorporated herein by reference. Specific reference is made to the "Risks Associated with Retaining the Investment Notes" and the "Risks Related to Our Business" on pages 37 through 64 of Exhibit 99.1. In connection with these risks, the Company is in the process of evaluating its strategic alternatives and preparing to implement various alternatives.



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ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.


(a)      Financial Statements of Businesses Acquired

                  None.

(b)      Pro-forma Financial Information

                  None.

(c)      Exhibits

         The following exhibit is filed herewith:


Exhibit                      Description
-------                      -----------

99.1 Application for Qualification of Indentures under the Trust Indenture Act of 1939 on Form T-3.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 7, 2004

                            AMERICAN BUSINESS FINANCIAL SERVICES, INC.


                             By:          /s/ Stephen M. Giroux
                                          -------------------------------------
                             Name:        Stephen M. Giroux
                             Title:       Executive Vice President,
                                          General Counsel and Secretary



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                                  EXHIBIT INDEX


Exhibit                      Description
-------                      -----------

99.1 Application for Qualification of Indentures under the Trust Indenture Act of 1939 on Form T-3.